Investor Presentation Fourth Quarter 2022 Richard P. Smith, President & Chief Executive Officer John S. Fleshood, EVP & Chief Operating Officer Peter G. Wiese, EVP & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement Investor Presentation | Fourth Quarter 20222 The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward- looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations impacts on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions on our ability to successfully market and price our products to consumers; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the continuing adverse impact on the U.S. economy, including the markets in which we operate due to the COVID-19 global pandemic; the impact of a slowing U.S. economy and increased unemployment on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, terrorism or geopolitical events; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, identify and complete favorable transactions in the future, and/or realize the contemplated financial business benefits associated with any such activities; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new lending markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effectiveness of the Company's asset management activities in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and non- traditional providers including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against such incidents; increased data security risks due to work from home arrangements; failure to safeguard personal information; changes to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the transition away from the London Interbank Offered Rate toward new interest rate benchmarks; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the Securities and Exchange Commission (the “SEC”) and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Presentation | Fourth Quarter 20223 Most Recent Quarter Recap Company Overview Lending Overview Deposit Overview Financials Agenda

Most Recent Quarter Highlights Investor Presentation | Fourth Quarter 20224 Operating Leverage and Profitability • Pre-tax pre-provision ROAA and ROAE were 2.21% and 21.59%, respectively, for the quarter ended December 31, 2022, and 1.84% and 15.72%, respectively, for the same quarter in the prior year • Our efficiency ratio was 51.8% for the quarter ended December 31, 2022, compared to 49.6% and 54.1% for the quarters ended September 30, 2022 and December 31, 2021, respectively Balance Sheet Management • Organic net loan growth was $136.5 million, a 8.6% annualized increase over the trailing quarter, loan growth over the trailing twelve months was $841.4 million or 17.3% • Earning asset mix shift and liquidity management have been critical to our revenue generation and navigation of our total asset size which approximates $10 billion • Loan to deposit ratio has grown to 77.4% at December 31, 2022 compared to 66.7% a year ago Net Interest Income and Margin • Net interest margin (FTE) of 4.34%, compared to 4.02% in the prior quarter, and 3.50% in December 31, 2021, was influenced by the rising rate environment and earning asset mix shift • The loan portfolio yields, excluding PPP, increased 23 basis points to 5.10% during the quarter • Net interest margin, less the effect of acquired loan discount accretion and PPP yields (non-GAAP), on a tax equivalent basis was 4.27%, an increase of 29 basis points from 3.98% in the trailing quarter Credit Quality • The allowance for credit losses to total loans was 1.64% as of December 31, 2022, compared to 1.61% as of September 30, 2022, and 1.74% as of December 31, 2021 • Classified loans to total loans was 1.11% at December 31, 2022 as compared to 1.06% a year ago • Loans past due 30+ days to total loans was 0.08% at quarter ended as compared to 0.09% a year ago Diverse Deposit Base • Non-interest-bearing deposits comprise 42.0% of total deposits • Deposit betas remain low with the cost of total average deposits increasing only 6 basis points to 0.10% Capital Strategies • Quarterly dividend of $0.30 or $1.20 annually • Share repurchase program with demonstrated utilization will be opportunistically maintained • Tangible capital ratio of 7.6% at December 31, 2022, an increase from 6.9% in the trailing quarter • Strength in core earnings is key to self-financed and self-funded growth

Company Overview Investor Presentation | Fourth Quarter 20225 Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $50.99 Market Cap.: $1.70 Billion Asset Size: $9.93 Billion Loans: $6.45 Billion Deposits: $8.33 Billion Bank Branches: 70 ATMs: 88 Bank ATMs, with access to over 37,000 network ATMs Market Area: TriCo currently serves 31 counties throughout California. * As of close of business December 30, 2022

Executive Team Investor Presentation | Fourth Quarter 20226 Left to right: Judi Giem, SVP & Chief Human Resources Officer Peter Wiese, EVP & Chief Financial Officer Dan Bailey, EVP & Chief Banking Officer Rick Smith, President & Chief Executive Officer John Fleshood, EVP & Chief Operating Officer Craig Carney, EVP & Chief Credit Officer Greg Gehlmann, SVP & General Counsel

Key Executive Management Themes and Topics 7 “Top of Mind for Today and Tomorrow” • Capital and Liquidity Planning – the Ability to Remain in a Position of Strength • Maintaining a Vigilant and Proactive Credit Perspective – When and If Exposures May be Observed • The Timing, Pace and Extent of Rate Changes – Driving Alpha and Protecting Beta While Shifts in Money Supply Occur • Talent Acquisition - Succession Planning in Selected Areas • Scaling and Leverage – Meticulously Patient in Finding the Right Partner at the Right Time to Cross $10 Billion in Total Assets • Growing Global Economic and Political Uncertainty - Domestic Implications • Regulatory Focus and Climate – Compliance, ESG, and M&A Effects Investor Presentation | Fourth Quarter 2022

Positive Earnings Track Record



$40
$36
$32
$28
$24
$20
$16
$12
$8
$4
$0
Earnings (in Millions)
$1.20
$0.80
$0.40
$0.00
Qtrly EPS (diluted)
July 2018
Acquired FNB Bancorp
($1.2B assets)
March 2022
Acquired Valley Republic Bancorp
($1.4B assets)

	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22
Net Income ($MM)	$13.9	$15.0	$16.2	$23.2	$22.7	$23.1	$23.4	$22.9	$16.1	$7.4	$17.6	$23.6	$33.6	$28.4	$27.4	$28.2	$20.4	$31.4	$37.3	$36.3
Qtrly Diluted EPS	$0.60	$0.65	$0.53	$0.76	$0.74	$0.75	$0.76	$0.75	$0.53	$0.25	$0.59	$0.79	$1.13	$0.95	$0.92	$0.94	$0.67	$0.93	$1.12	$1.09

8 Investor Presentation | Fourth Quarter 2022

trico bancshares

31% 37% 27% 27% 41% 25% 29% 2016 2017 2018 2019 2020 2021 2022 $0.46 $0.52 $0.60 $0.74 $0.53 $1.13 $0.67 $0.41 $0.58 $0.65 $0.75 $0.25 $0.95 $0.93 $0.53 $0.51 $0.53 $0.76 $0.59 $0.92 $1.12 $0.54 $0.76 $0.75 $0.79 $0.94 $1.09 $1.94 $1.74 $2.54 $3.00 $2.16 $3.94 $3.83 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2016 2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 Q4 $0.15 $0.15 $0.17 $0.19 $0.22 $0.25 $0.25 $0.15 $0.17 $0.17 $0.19 $0.22 $0.25 $0.25 $0.15 $0.17 $0.17 $0.22 $0.22 $0.25 $0.30 $0.15 $0.17 $0.19 $0.22 $0.22 $0.25 $0.30 $0.60 $0.66 $0.70 $0.82 $0.88 $1.00 $1.10 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2016 2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 Q4 Shareholder Returns Investor Presentation | Fourth Quarter 20229 Dividends per Share: 10.6% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS 9.47% 8.10% 10.75% 10.49% 7.18% 12.10% 11.67% 2016 2017 2018 2019 2020 2021 2022

Consistent Growth Investor Presentation | Fourth Quarter 202210 CAGR 5 yrs. 10 yrs. Total Assets 15.9% 14.4% Organic Growth and Disciplined Acquisitions  Asset Dollars in Billions.

Investor Presentation | Fourth Quarter 2022 Loans and Credit Quality 1111

Consistent Loan Growth Investor Presentation | Fourth Quarter 202212  Q1 2021 increase includes $98MM Jumbo Mortgage pool purchase  End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized quarterly interest income.  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%. VRB total included $21MM of PPP loans. $4,022 $4,111 $4,381 $4,386 $4,407 $4,443 $4,610 $4,711 $4,739 $4,859 $5,796 $6,097 $6,313 $6,451 5.24% 5.44% 5.23% 5.05% 4.78% 5.09% 5.15% 4.86% 4.92% 4.96% 4.69% 4.73% 4.88% 5.10% 3.50% 4.50% 5.50% 6.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1-2022 Q2-2022 Q3-2022 Q3-2022 Non-PPP PPP Loans Loan Yield Loan Yield Excl PPP

$144 $200 $229 $349 $178 $199 $165 $250 $464 $285 $303 $412 $396 $473 $446 $250 -$118 -$147 -$139 -$210 -$118 -$139 -$131 -$166 -$241 -$192 -$243 -$250 -$225 -$205 -$270 -$110 -$21 $14 -$15 -$14 $6 -$56 -$20 -$47 -$59 $6 -$33 -$47 $4 $33 $42 -$4 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Origination Payoffs Balance Change net of Originations and Payoffs Gross Production vs. Payoff Investor Presentation | Fourth Quarter 202213  Outstanding Principal in Millions, excludes PPP  Includes Q1 2021 increase of $98MM and Q4 2020 increase of $40MM in Jumbo Mortgage pool purchases  $800MM in outstanding at close of Q1-2022 related to VRB Acquisitions ($795MM at acquisition) excluded from the chart TCBK originated nearly $1.5 billion in 2021, while facing headwinds of an increased $372 million in payoffs during 2021. In addition to the nearly $0.8 billion in non-PPP loan originations in 2020, TCBK originated over $0.4 billion in PPP loans. TCBK originated over $0.9 billion in loans in 2019, while facing headwinds of payoffs in excess of $0.6 billion. Originations and net loan growth in 2022 were supportive of the positive mix shift in earning assets and facilitated both NII and NIM expansion.

Diversified Loan Portfolio Investor Presentation | Fourth Quarter 202214  Dollars in millions, Net Book Value at period end, excludes LHFS;  Auto & other includes Leases; PPP Loans of $1 mln 4Q-2022 and $61.1 mln 4Q-2021. Commercial & Industrial includes six Municipality Loans for $21.3 mln. CRE Non-Owner Occupied 34% CRE-Owner Occupied 15%Multifamily 15% SFR 1-4 Term 12% Commercial & Industrial 9% SFR HELOC and Junior Liens 6% Construction 3% Agriculture & Farmland 5% Auto & Other 1% $1,896 $1,603 $860 $706 $927 $823 $765 $670 $415 $255 $389 $337 $183 $223 $238 $223 $57 $65 $257 $121 $17 $27 $155 $4 $28 $103 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 C R E N o n - O w n e r O cc u p ie d C R E - O w n e r O cc u p ie d M u lti fa m ily S F R 1 -4 T e rm C o m m e rc ia l & In d u st ri al S F R H E L O C a n d Ju n io r L ie n s C o n st ru ct io n A g ric u ltu re & F a rm la n d A u to & O th e r TCBK VRB

70% 50% 78% 63% 88% 72% 39% 50% 28% 47% 20% 37% 12% 24% 60% 43% 2% 3% 2% 0% 0% 4% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Retail Building Office Building Hotel/Motel Light Industrial Self Storage Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% CRE Collateral Values Investor Presentation | Fourth Quarter 202215 Distribution by LTV (1) LTV Range (1) LTV as of most recent origination or renewal date. CRE Non Owner Occupied by Collateral Type

$2,172 $1,619 $950 $828 $391 $335 $565 $194 $990 $711 $794 $672 $218 $225 $346 $224 $54 $63 $150 $170 $61 $44 $631 $531 $593 $345 $59 $31 $312 $211 $235 $69 $8 $9 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 4Q-2022 4Q-2021 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM) Unfunded Loan Commitments Investor Presentation | Fourth Quarter 202216 HELOCs – by vintage, with weighted avg. coupon (5.67% total WAC)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards  PPP Excluded from C&I includes for $1 million and $63 million in Outstanding Principal as of Q4 2022 and Q4 2021, respectively. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 20222021202020192018201720162015201420132012201120102009<2009 Private Balance (MM) Unfunded (MM) WA Rate 4.66%4.54% 6.23% 6.74% 7.35%7.03%6.78%6.83%6.76% 7.43% 6.84% 7.36% 6.35% 7.58%7.45%

C&I Utilization Investor Presentation | Fourth Quarter 202217  Excludes PPP loans; Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) • C&I utilization is expected to grow incrementally in 2023 • Paired with treasury management services, C&I customers will be a continued source of noninterest bearing deposits. C&I Utilization by NAICS Industry: 4Q-2022 $262 $208 $205 $197 $187 $206 $186 $191 $448 $476 $509 $544 $235 $265 $273 $372 $384 $360 $353 $339 $552 $547 $603 $593 52.7% 44.0% 42.9% 34.5% 32.7% 36.4% 34.5% 36.0% 44.8% 46.5% 45.8% 47.8% 0% 10% 20% 30% 40% 50% 60% $0 $200 $400 $600 $800 $1,000 $1,200 1Q-2020 2Q-2020 3Q-2020 4Q-2020 1Q-2021 2Q-2021 3Q-2021 4Q-2021 1Q-2022 2Q-2022 3Q-2022 4Q-2022 Outstanding Principal ($MM) Unfunded Commitment Utilization Benefited by VRB merger $186 $50 $1 $71 $53 $51 $12 $27 $13 $80 $118 $86 $123 $39 $43 $37 $45 $13 $21 $68 61% 37% 0% 65% 55% 58% 20% 68% 39% 54% 0% 2000% 4000% 6000% 8000% 10000% 12000% 14000% 16000% 18000% 20000% Oil & Gas Extraction Construction Consumer Wholesale Real Estate Finance and Insurance Healthcare Trans and Warehouse Retail Trade Other (13 Categories) Outstanding (mln) Unfunded (mln)

Loan Yield Composition Investor Presentation | Fourth Quarter 202218  Dollars in millions, excludes PPP as well as unearned fees and accretion/amortization therein  Wtd Avg Rate (weighted average rate) as of 12/31/2022 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 98% of Floating benchmarked to Prime Predominantly benchmarked to 5 Year Treasury 57% Adjustable + Floating $875 $238 $256 $359 $530 $678 $737 8.14% 5.29% 4.95% 4.36% 4.22% 4.68% 4.15% 7.44% 6.94% 6.84% 7.09% 6.79% 6.93% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% - 100 200 300 400 500 600 700 800 900 1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 12/31/2022 Fixed 43% Adjustable 43% Floating 14%

Allowance for Credit Losses Investor Presentation | Fourth Quarter 202219 Drivers of Change under CECL  Loan growth of $136 million Q4 (excluding PPP)  Continued low loss experience and improvement in Unemployment rate offset by increases in factors for Corp BBB Yield and Global Economic Uncertainty  Gross charge offs $0.174 million  Gross recoveries $0.066 million 1.61% of Total Loans 1.64% of Total Loans  Increase in Criticized & Classified loans of $18 million  Increase driven by $0.6 million in specific reserves and volume growth Scaled to reflect $90MM

Allowance for Credit Losses Investor Presentation | Fourth Quarter 202220 Allocation of Allowance by Segment  Municipal loans included in Commercial and industrial segment within the presented table

Risk Grade Migration Investor Presentation | Fourth Quarter 202221  Zero balance in Doubtful and Loss 89.0%88.5%87.8%87.6%89.6%87.2% 7.9%8.6%9.7%9.5%7.8% 9.3% 2.0%2.0%1.8%2.1%1.6%2.5% 1.1%0.9%0.8%0.8%1.1%1.0% 4Q-20223Q-20222Q-20221Q-20224Q-20213Q-2021 Pass Watch Special Mention Substandard

Asset Quality Investor Presentation | Fourth Quarter 202222  Peer group consists of 99 closest peers in terms of asset size, range $6.0-13.7 Billion, source: BankRegData.com  NPA and NPL ratios displayed are net of guarantees Coverage Ratio: Allowance as % of Non-Performing Loans  On a year-to-date basis net recoveries of $322,000 and have been realized.  Over the past three years both the Bank’s total non-performing assets and coverage ratio have remained better than peers Non-Performing Assets as a % of Total Assets 193% 343% 385% 395% 342% 297% 263% 293% 281% 690% 831% 586% 501% 15 6% 13 9% 20 2% 19 1% 17 9% 18 7% 19 4% 19 7% 21 0% 21 7% 30 9% 32 2% 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 TCBK Peers 0.28% 0.30% 0.31% 0.33% 0.38% 0.38% 0.42% 0.37% 0.38% 0.17% 0.15% 0.21% 0.25% 0.47% 0.73% 0.53% 0.58% 0.75% 0.73% 0.68% 0.64% 0.54% 0.55% 0.51% 0.50% 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 TCBK Peers

Investor Presentation | Fourth Quarter 2022 Deposits 2323

Deposits: Strength in Funding Investor Presentation | Fourth Quarter 202224 Total Deposits = $8.33 billion 95.8% of Funding Liabilities Liability Mix 12/31/2022  Peer group consists of 99 closest peers in terms of asset size, range $4.7-11.5 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits (0.03% Funding Cost) Non Interest- bearing Demand Deposits, 39.4% Interest-bearing Demand & Savings Deposits, 51.8% Time Deposits, 2.5% Borrowings & Subordinated Debt, 4.1% Other liabilities, 2.1% 8 1 .6 8 1 .6 7 6 .9 7 5 .9 7 2 .6 7 1 .8 7 0 .1 6 6 .9 6 6 .0 6 6 .4 6 9 .1 7 1 .4 7 5 .8 0 20 40 60 80 100 120 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 Loans to Core Deposits (%) TCBK Peers 3 4 .1 3 4 .9 3 9 .8 3 9 .7 3 9 .7 4 0 .3 4 0 .7 4 0 .7 4 0 .4 4 1 .1 4 1 .2 4 2 .5 4 2 .0 0 10 20 30 40 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers

Deposits: Strength in Cost of Funds Investor Presentation | Fourth Quarter 202225  Balances presented in millions, end of period  Relationship focused market share growth.  Continued best in class total deposit Beta; (less than 1.5% rate rise cycle to date) $441 $419 $399 $376 $345 $328 $324 $327 $298 $349 $327 $304 $224 $3,094 $3,101 $3,363 $3,446 $3,580 $3,769 $3,824 $3,967 $4,090 $4,783 $4,825 $4,674 $4,603 $1,833 $1,883 $2,487 $2,518 $2,582 $2,767 $2,844 $2,943 $2,980 $3,583 $3,604 $3,678 $3,502 $5,367 $5,403 $6,248 $6,341 $6,506 $6,863 $6,992 $7,237 $7,367 $8,714 $8,757 $8,656 $8,329 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22

Financials 2626 Investor Presentation | Fourth Quarter 2022

Net Interest Income (NII) and Margin (NIM) Investor Presentation | Fourth Quarter 202227 3Q22 to 4Q22 Reported Net Interest Income (NII) & NIM Walk NII $ in millions, NIM change in bps, all full taxable equivalent (FTE) NII NIM 3Q22 $94.5 4.02% Market rate changes - earning assets 7.2 48 Loan balances / mix 2.2 15 Market rate changes - interest bearing liabilities (1.4) (10) Interest-bearing cash volume (1.3) (9) Securities portfolio balances / mix (1.1) (7) Borrowing volumes (0.4) (3) Loan deferred fees (0.4) (2) 4Q22 $99.3 4.34% $70.1 $68.2 $85.4 $94.5 $99.3 3.50% 3.39% 3.67% 4.02% 4.34% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% - 20.0 40.0 60.0 80.0 100.0 120.0 4Q21 1Q22 2Q22 3Q22 4Q22 NII (FTE) NIM (FTE)

1.02% 0.89% 1.24% 1.43% 0.91% 1.43% 1.28% 2016 2017 2018 2019 2020 2021 2022 1.60% 1.70% 1.73% 1.94% 1.83% 1.91% 1.97% 2016 2017 2018 2019 2020 2021 2022 68.7% 65.4% 63.7% 59.7% 58.4% 53.2% 53.0% 2016 2017 2018 2019 2020 2021 2022 4.23% 4.22% 4.30% 4.47% 3.96% 3.58% 3.88% 2016 2017 2018 2019 2020 2021 2022 Current Operating Metrics Investor Presentation | Fourth Quarter 202228 Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA

9.1% 9.3% 9.5% 10.6% 9.3% 9.2% 7.6% 2016 2017 2018 2019 2020 2021 2022 14.8% 14.1% 14.4% 15.1% 15.2% 15.4% 14.2% 2016 2017 2018 2019 2020 2021 2022 12.2% 11.7% 12.5% 13.3% 12.9% 13.2% 11.7% 2016 2017 2018 2019 2020 2021 2022 13.7% 13.2% 13.7% 14.4% 14.0% 14.2% 12.4% 2016 2017 2018 2019 2020 2021 2022 Well Capitalized Investor Presentation | Fourth Quarter 202229 Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Capital Ratio  2022 values at quarter ended 12/31/2022

XYZ Investor Presentation | Fourth Quarter 202230 Pending update – no material change to format